UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 18, 2019

HIGHPOWER INTERNATIONAL, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HPJ	Nasdaq Stock Market LLC (Nasdaq Global Market)

Preferred Stock Purchase Rights	HPJ	Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The following disclosures supplement the disclosures contained in the proxy statement on Schedule 14A of Highpower International, Inc. (“Highpower”) filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2019 (the “Proxy Statement”), in connection with the Agreement and Plan of Merger, dated June 28, 2019 (the “Merger Agreement”), by and between Highpower and HPJ Parent Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Parent”), HPJ Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the (“Parent Parties”), providing for the merger of Merger Sub into Highpower (the “Merger”), upon the terms and subject to the conditions of the Merger Agreement. The Proxy Statement, together with a form of proxy, was mailed on or about October 2, 2019 to Highpower stockholders of record as of the close of business on September 16, 2019. The special meeting of Highpower stockholders (the “Special Meeting”) will be held on October 29, 2019, to act on the proposal to adopt the Merger Agreement, as disclosed in the Proxy Statement.

The following disclosures should be reviewed in conjunction with the disclosures contained in the Proxy Statement, which should be carefully read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

Highpower has determined to voluntarily supplement the Proxy Statement with the supplemental disclosure set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Highpower specifically takes the position that no further disclosure of any kind is required to supplement the Proxy Statement under applicable law.

The Board of Directors of Highpower (excluding Messrs. Pan and Liang Li, who did not participate in the vote due to their respective interests in the Merger) unanimously recommends that the stockholders of Highpower vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the other proposal being considered at the Special Meeting.

Supplements to the Proxy Statement

The following disclosure supplements the Proxy Statement and follows the first sentence of the third paragraph under the subsection captioned “Background of the Merger,” which subsection begins on page 18 of the Proxy Statement:

The Special Committee did not include Jie Wang as a member, even though he is independent and disinterested, because Professor Wang indicated that he did not have sufficient time to devote to the responsibilities assigned to the Special Committee.

The following disclosure supplements the Proxy Statement and replaces the eleventh paragraph under the subsection captioned “Background of the Merger,” which subsection begins on page 18 of the Proxy Statement:

On October 30, 2018, representatives of Essence Parent, in accordance with a confidentiality agreement signed by an affiliate of Essence Parent on October 29, 2018, were granted access to the financial and legal documents of the Company and commenced a due diligence review of the Company.

The following disclosure supplements the Proxy Statement and replaces the first sentence of the twelfth paragraph under the subsection captioned “Background of the Merger,” which subsection begins on page 18 of the Proxy Statement:

In November 2018, Mr. Pan and Essence Parent engaged in discussions with Mr. Wen Liang Li, a director and stockholder of the Company, and Mr. Wen Wei Ma, an employee and stockholder of the Company, with respect to their joining Mr. Pan and Essence Parent as Buyer Group members.

The following disclosure supplements the Proxy Statement and follows the first sentence of the twelfth paragraph under the subsection captioned “Background of the Merger,” which subsection begins on page 18 of the Proxy Statement:

Both Mr. Li and Mr. Ma have confidentiality obligations to the Company based on their positions as a director and an employee of the Company, respectively.

The following disclosure supplements the Proxy Statement and follows the end of the last paragraph under the subsection captioned “Selected Publicly Traded Comparable Companies,” which subsection beings on page 32 of the Proxy Statement:

Roth noted that the implied price per share of the Company, based on the 25th and 75th percentile multiples, for each of EV to LTM EBITDA was $5.13 to $12.16, for EV to 2019 EBITDA was $2.08 to $6.36, for EV to 2020 EBITDA was $1.98 to $5.00, for EV to 2021 EBITDA was $1.31 to $3.35, for price to LTM earnings was $7.71 to $12.98, for price to 2019 earnings was $5.74 to $6.54, for price to 2020 earnings was $3.31 to $5.28, and for price to 2021 earnings was $1.80 to $3.72.  These multiples were discussed at length with the Special Committee, as described more fully in “---Background of the Merger” beginning on page 18.

The following disclosure supplements the Proxy Statement and follows the end of the second sentence of the last paragraph under the subsection captioned “Selected Comparable Transaction Analysis,” which subsection beings on page 33 of the Proxy Statement:

Roth noted that the implied price per share of the Company, based on the 25th and 75th percentile multiples, for each of EV to LTM EBITDA was $6.00 to $9.41 and for price to LTM earnings was $8.34 to $12.94.

The following disclosure supplements the Proxy Statement and follows the end of footnote 1 of the chart entitled “Financial Projection Summary” under the subsection captioned “Certain Financial Projections,” which subsection beings on page 45 of the Proxy Statement:

The Company projected 20% growth in net sales in the first quarter of 2019 in its March 28, 2019 press release.  Net sales grew by 16.7% that quarter.  The Company projected 20% growth in net sales for the second quarter of 2019 in its May 13, 2019 press release.  Net sales grew by 16.8% in the second quarter of 2019.  The Company forecasted net sales for the third quarter of 2019 to grow slightly year over year and forecasted possibly negative growth in the fourth quarter of 2019.  The slower or negative growth forecasted for the second half of the year resulted in annual forecast growth in net sales for 2019 of 15% as set forth above.

Cautionary Statement Regarding Forward-Looking Statements

All statements included in this Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to factors, risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the Merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of stockholders holding at least a majority of all outstanding Shares, other than shares held by Mr. Dang Yu (George) Pan, Mr. Wen Liang Li, Mr. Wen Wei Ma, Essence International Capital or any of their respective affiliates) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management’s attention from Highpower’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the proposed transaction on Highpower’s relationships with its customers, suppliers and business generally.

The forward-looking statements included in this press release speak only as of the date hereof. Additional discussions of factors affecting Highpower’s business and prospects are reflected under the caption “Risk Factors” and in other sections of Highpower’s Annual Report on Form 10-K for Highpower’s fiscal year ended December 31, 2018, and other filings made with the SEC. Highpower expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of Highpower or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Additional Information about the Proposed Transaction

This Current Report and the information contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of Highpower. In connection with the proposed transaction, Highpower filed the Proxy Statement with the SEC on September 27, 2019, and the Proxy Statement was mailed on or about October 2, 2019 to Highpower stockholders of record as of the close of business on September 16, 2019. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HIGHPOWER, THE MERGER AND RELATED MATTERS. Highpower’s stockholders also can obtain these documents, as well as other filings containing information about Highpower, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov). In addition, stockholders can obtain these documents, without charge, by contacting Highpower or Okapi Partners at the following address and/or telephone number:

Highpower International, Inc.	Okapi Partners, LLC
Building A1, 68 Xinxia Street	1212 Avenue of the Americas, 24th Floor
Pinghu Town, Longgang District	New York, New York 10036
Shenzhen, Guangdong, 518111	+ 1 (212) 297-0720 (US Main)
People’s Republic of China	+ 1 (877) 629-6357 (US Toll-Free)
Attention: Investor Relations Manager	+86 17091046371 (China)
Telephone: +86 755 8968 7255 (China)/ +1-909-214-2482 (US)	Email: Highpower.Proxy@okapipartners.com

Participants in the Proposed Transaction

Highpower and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Highpower’s stockholders with respect to the Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Proxy Statement and other relevant documents filed with the SEC. Additional information regarding the interests of such potential participants is included in the Proxy Statement and the other relevant documents filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2019	Highpower International, Inc.

	By:	/s/ Sunny Pan
Name: Sunny Pan
Its: Chief Financial Officer